EXECUTION VERSION
INCREMENTAL FACILITY AGREEMENT dated as of November 23, 2011 (this “Agreement”), among TRIMAS CORPORATION, a Delaware corporation (“Holdings”), TRIMAS COMPANY LLC, a Delaware limited liability company (the “Parent Borrower”), the LOAN PARTIES party hereto, the INCREMENTAL CLASS A REVOLVING LENDER (as defined below) and JPMORGAN CHASE BANK, N.A., as Administrative Agent (the “Administrative Agent”) for the Lenders under the CREDIT AGREEMENT dated as of June 21, 2011 (the “Credit Agreement”), among Holdings, the Parent Borrower, the Subsidiary Term Borrowers party thereto, the Foreign Subsidiary Borrowers party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent and collateral agent, and the Lenders from time to time party thereto.
WHEREAS, pursuant to Section 2.21 of the Credit Agreement, the Parent Borrower has requested that Wells Fargo Bank, N.A. (the “Incremental Class A Revolving Lender”) provide a revolving commitment in an aggregate amount equal to $15,000,000 (the “Incremental Class A Revolving Commitment”); and
WHEREAS, the Incremental Class A Revolving Lender is willing to provide such Incremental Class A Revolving Commitment to the Parent Borrower on the terms and subject to the conditions set forth herein and in the Credit Agreement.
NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto hereby agree as follows:
SECTION 1.    Defined Terms; Terms Generally. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement. The rules of construction set forth in Section 1.03 of the Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.
SECTION 2.    Incremental Class A Revolving Commitment.
(a)    Subject to the terms and conditions set forth herein and in the Credit Agreement, the Incremental Class A Revolving Lender hereby commits to provide the Incremental Class A Revolving Commitment.
(b)    The Incremental Class A Revolving Lender shall constitute a “Class A Revolving Lender,” the Incremental Class A Revolving Commitment shall constitute a “Class A Revolving Commitment” and the loans made pursuant thereto shall constitute “Class A Revolving Loans,” in each case, for all purposes of the Credit Agreement and the other Loan Documents.
(c)    Schedule 2.01 to the Credit Agreement shall be deemed to include the Incremental Class A Revolving Commitment contemplated hereby.
SECTION 3.    Conditions. This Agreement and the obligation of the Incremental Class

A Revolving Lender to provide the Incremental Class A Revolving Commitment shall become effective as of the date (the “Incremental Effective Date”) on which each of the following conditions precedent shall have been met:
(a)    the Administrative Agent (or its counsel) shall have received from each of the Parent Borrower, Holdings, each other Loan Party and the Incremental Class A Revolving Lender either (i) a counterpart of this Agreement signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include facsimile or other electronic transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement;
(b)    each of the conditions set forth in Section 2.21(c) of the Credit Agreement shall have been satisfied;
(c)    the Administrative Agent shall have received a favorable written legal opinion of Cahill Gordon & Reindel LLP (addressed to the Administrative Agent and the Lenders and dated the Incremental Effective Date) and documents and certificates relating to the organization, existence and good standing of each Loan Party, the authorization of this Agreement and the transactions contemplated hereby and any other legal matters relating to the Loan Parties, this Agreement or the transactions contemplated hereby as the Administrative Agent or the Incremental Class A Revolving Lender (or their respective counsel) may reasonably request, in each case, consistent with those delivered on the Effective Date pursuant to Section 4.01 of the Credit Agreement; and
(d)    the Administrative Agent shall have received all fees and other amounts due and payable in connection with this Agreement and the Credit Agreement on or prior to the Incremental Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses (including fees, charges and disbursements of counsel) required to be reimbursed or paid by any Loan Party hereunder or under any other Loan Document.
SECTION 4.    Representations and Warranties. To induce the other parties hereto to enter into this Agreement, each of Holdings, the Parent Borrower and each other Loan Party hereby represents and warrants to the Administrative Agent and to the Incremental Class A Revolving Lender that:
(a)    This Agreement has been duly executed and delivered by each of Holdings, the Parent Borrower and each other Loan Party and constitutes a legal, valid and binding obligation of Holdings, the Parent Borrower and each other Loan Party, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law;
(b)    Each of the representations and warranties of each Loan Party set forth in Article III of the Credit Agreement and in each other Loan Document is true and correct on and as of the Incremental Effective Date; and
(c)    at the time of and immediately after giving effect to this Agreement and the transactions contemplated hereby, no Default or Event of Default has occurred and is continuing.
SECTION 5.    Consent and Reaffirmation.

(a)    Each Loan Party hereby consents to this Agreement and the transactions contemplated hereby and hereby confirms its respective guarantees, pledges, grants of security interests and other agreements, as applicable, under each of the Security Documents to which it is party (the “Reaffirmed Security Documents”), and agrees that notwithstanding the effectiveness of this Agreement and the consummation of the transactions contemplated hereby, such guarantees, pledges, grants of security interests and other agreements shall continue to be in full force and effect and shall accrue to the benefit of the Lenders (including the Incremental Class A Revolving Lender) under the Credit Agreement. Each Loan Party further agrees to take any action that may be required under any applicable law or that is reasonably requested by the Administrative Agent to ensure compliance by the Parent Borrower, Holdings and each Subsidiary Loan Party with Sections 5.12 and 5.13 of the Credit Agreement and hereby reaffirms its obligations under each similar provision of each Reaffirmed Security Document to which it is a party.
(b)    Each Loan Party party to each of the Reaffirmed Security Documents securing the Obligations of the Parent Borrower hereby confirms and agrees that the Incremental Class A Revolving Commitment and the Loans and other extensions of credit made pursuant thereto constitute Obligations (or any word of like import) under such documents.
SECTION 6.    Notices. All notices hereunder shall be given in accordance with the provisions of Section 10.01 of the Credit Agreement.
SECTION 7.    Governing Law; Waiver of Jury Trial.
(a)    THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.
(b)    EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
SECTION 8.    Headings. The Section headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.
SECTION 9.    Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Agreement.
SECTION 10.    Agreement. This Agreement constitutes an Incremental Facility Agreement and a Loan Document, in each case, for all purposes of the Credit Agreement and the other

Loan Documents.
[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first written above.

TRIMAS CORPORATION,
By:    /s/ A. Mark Zeffiro
Name: A. Mark Zeffiro
Title: Chief Financial Officer
TRIMAS COMPANY LLC,
By:    /s/ Joshua A. Sherbin
Name: Joshua A. Sherbin
Title: Vice President & Secretary

Arrow Engine Company
Cequent Consumer Products, Inc.
Cequent Performance Products, Inc.
Compac Corporation
Dew Technologies, Inc.
The HammerBlow Company, LLC
Hi-Vol Products LLC
Innovative Molding
Keo Cutters, Inc.
Lake Erie Products Corporation
Lamons Gasket Company
Monogram Aerospace Fasteners, Inc.
NI Industries, Inc.
Norris Cylinder Company
Richards Micro-Tool, Inc.
Rieke Corporation
Rieke Leasing Co., Incorporated
Rieke of Mexico, Inc.
Towing Holding LLC
TriMas International Holdings LLC

By:    /s/ Joshua A. Sherbin
Name: Joshua A. Sherbin
Title: Vice President & Secretary

JPMORGAN CHASE BANK, N.A., as
Administrative Agent,
By:    /s/ Richard W. Duker
Name: Richard W. Duker
Title: Managing Director

WELLS FARGO BANK, N.A.,
By:    /s/ James Salmon
Name: James Salmon
Title: Vice President

WELLS FARGO BANK, N.A.,
By:    /s/ John D. Brady
Name: John D. Brady
Title: Director